                                                                    Exhibit 10.1


                                LIPOGENICS, INC.

                                  STOCK OPTION

                        OPTION TO PURCHASE 10,000 SHARES
                             OF CLASS A COMMON STOCK
                               AS DESCRIBED HEREIN



Dated:  July 21, 1992

                           --------------------------

                  This certifies that, in consideration of Twenty-five Thousand Dollars ($25,000) to Lipogenics, Inc., received in exchange for partial cancellation of a promissory note and accrued interest thereon:

                           Name:    Hunt-Wesson, Inc.

                           Address: 1645 West Valencia Drive
                                    Fullerton, California  92633


or its registered assigns, are entitled to purchase from LipoGenics, a Delaware corporation (the "Company"), having its principal office at 8300 N. Hayden Road, Suite 209, Scottsdale, Arizona 85258, such number of fully paid and nonassessable shares of the Company's Class A Common Stock, without par value (the "Class A Common Stock"), as would represent five percent (5%) of the aggregate of (i) the number of shares of Class A Common Stock outstanding immediately after issuance pursuant to exercise of this option (the "Option"), plus (ii) the number of shares of Class A Common Stock issuable pursuant to conversion of the Company's Class B Common Stock, and (iii) the number of shares of Class A Common Stock issuable pursuant to exercise of the option issued to Winston Salser; which five percent (5%) on the date hereof is 10,000 shares of Class A Common Stock, at a per share exercise price of $15.00 (the "Option Price"), subject to the terms set forth herein. The aggregate purchase price (the "Aggregate Purchase Price") for such five percent (5%) shall not exceed $150,000. The holder(s) of this Option, whether Hunt-Wesson, Inc. ("Hunt-Wesson") and/or a registered assign, shall be referred to herein as the "Optionholder." In the event that prior to July 21, 2002, shares of Class A Common Stock are issued pursuant to conversion of shares of any other equity security of the Company that were outstanding prior to the effective date of a public offering of the Class A Common Stock, each Optionholder that had exercised this Option shall be entitled to receive, without additional payment, such additional shares of Class A Common Stock as are




                                       1.

necessary to preserve the percentage of the outstanding Class A Common Stock he owned, pursuant to such exercise(s), immediately prior to conversion of such other equity securities.

                  1. The purchase rights represented by this Option may be exercised by the Optionholder or its duly authorized attorney or representative, in whole or in part (but not as to a fractional share of Class A Common Stock),
(i) at any time and from time to time during the period commencing one year from the date hereof and expiring on the earlier of (a) 4:30 P.M. Los Angeles time on July 21, 2002, or (b) a public offering of shares of Class A Common Stock being declared effective by the Securities and Exchange Commission (the "Exercise Period"), or if a public offering is declared effective prior to 13 months from the date hereof, then at any time (ii) within 30 days of such offering being declared effective by the Securities and Exchange Commission, upon presentation of this option at the principal office of the Company, with the purchase form attached hereto duly completed and signed, and upon payment to the Company in cash or by certified check or bank draft of an amount equal to the number of shares being so purchased multiplied by the Option Price. The Company agrees that the optionholder shall be deemed the record owner of such shares as of the close of business on the date on which this Option shall have been presented and payment made for such shares as aforesaid. Certificates for the shares of Class A Common Stock so purchased shall be delivered to the Optionholder within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Option shall have been duly exercised.

                           If this Option is exercised in part only, the Company
shall, upon surrender of this Option for cancellation, deliver a new option evidencing the rights of the Optionholder to purchase the balance of the shares of Class A Common Stock which the Optionholder is entitled to purchase hereunder on the same terms and conditions as stated herein.

                  2. Subject to the provisions of Section 8, this Option is exchangeable at the option of the optionholder at the principal office of the Company for other Options of different denominations entitling the optionholder to purchase the same aggregate number of shares of Class A Common Stock as are purchasable hereunder on the same terms and conditions as stated herein.

                  3. A share of Class A Common Stock may be purchased pursuant to this Option at the Option Price. The Option Price is subject to adjustment from time to time upon the occurrence of the events specified in Section 4.






                                       2.

                  4. The Option Price and the number of shares purchasable upon the exercise of this option are subject to adjustment from time to time upon the occurrence of the events specified in this section.

                           (a) If the Company at any time or from time to time
after the date of this option effects a subdivision of the outstanding Class A Common Stock, the Option Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date of this Option combines the outstanding shares of Class A Common Stock, the Option Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 4(a) shall become effective as of the date and time the subdivision or combination becomes effective.

                           (b) In the event the Company at any time or from time
to time after the date of this option makes, or fixes a record date of or the determination of holders of Class A Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Class A Common Stock, then and in each such event the Option Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Option Price then in effect by a fraction: (a) the numerator of which is the total number of shares of Class A Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of Class A Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Class A Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the option Price shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made as of the close of business on such record date and thereafter the option Price shall be adjusted pursuant to this
Section 4(b) as of the time of actual payment of such dividends or distributions.

                           (c) In the event the Company at any time or from time
to time after the date of this Option makes, or fixes a record date for the determination of holders of Class A Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Class A Common Stock, then and in each such event provision shall be made so that the Optionholder shall receive upon the exercise of the Option, in addition to the number of shares of Class A Common Stock receivable thereupon, the amount of


                                       3.

securities of the Company which the Optionholder would have received had this Option been converted into Class A Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the Optionholder.

                           (d) If the Class A Common Stock issuable upon the
exercise of this Option is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares, stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then and in such event the optionholder shall have the right thereafter, upon the exercise of this Option, to receive (without payment in excess of the Option Price) the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that the Optionholder would have been entitled to receive had it immediately prior to such reorganization, reclassification or change exercised this option, but only to the extent this option is actually exercised, all subject to further adjustment as provided herein.

                           (e) If at any time or from time to time there is a
capital reorganization of the Class A Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of the Class A Common Stock provided for elsewhere in this Section 4) or merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Optionholder shall thereafter be entitled to receive upon the exercise of this Option (and only to the extent this option is exercised) , the number of shares of stock or other securities or property of the Company, or of the successor or surviving corporation resulting from such merger or consolidation or sale, to which a holder of Class A Common Stock, or other securities, deliverable upon the exercise of this Option would otherwise have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 4 (including adjustment of the option Price then in effect and number of shares purchasable upon the exercise of this Option) which shall be applicable after such events in order to preserve the Optionholder's right to purchase for an amount not in excess of the Aggregate Purchase Price or receive with respect to Class A Common Stock previously issued upon exercise of this Option the equivalent


                                       4.

of five percent of the number of shares of Class A Common Stock or other securities or property of the Company or of the successor or surviving corporation; provided, however, that any such adjustments shall be made so as to ensure that the provisions of this Section 4 applicable after such events shall be as equivalent as may be practicable to the provisions of this Section 4 applicable before such events.

                           (f) When any adjustment is required to be made in the
Option Price, the number of shares of Class A Common Stock purchasable upon the exercise of this option shall be changed to the number determined by multiplying
(i) an amount equal to the number of shares issuable pursuant to the exercise of this option immediately prior to such adjustment by (ii) an amount equal to the Option Price in effect immediately prior to such adjustment, divided by the Option Price in effect immediately after such adjustment.

                           (g) In any case of an adjustment or readjustment of
the Option Price or the number of shares of Class A Common Stock, or other securities issuable upon the exercise of this option, the Company shall promptly file with the Company's stock records for, and mail to each of the holders of, the options a statement signed by the Chairman, President or Vice President and by the Secretary or Treasurer of the Company setting forth the adjustment or readjustment in accordance with the provisions hereof. Such statement shall set forth in reasonable detail such facts as may be necessary to show the reason for and the manner of computing such adjustment. If demanded by the holders of more than 50% of the options, the Company will provide the optionholders a verification or confirmation of the calculation of such adjustment, signed by an independent certified public accountant, which may be the firm of independent certified public accountants then serving the Corporation, or if demanded by such optionholders and at the expense of such Optionholders, signed by an independent certified public accountant designated by such Optionholders.

                           (h) No fractional shares of Class A Common Stock will
be issued in connection with the exercise of this Option, but the Company shall, in lieu of such fractional shares, make such cash payment therefor on the basis of the market price on the day immediately prior to exercise. For the purposes of this paragraph, "market price" shall be (i) the mean between the bid and asked price of the Company's Class A Common Stock, as reported by the National Quotation Bureau, Inc., on such day, if the Class A Common Stock is traded in the over-the-counter market, or (ii) the last reported sale price of the Class A Common Stock on the NASDAQ National Market System ("NMS"), if the Class A Common Stock is listed on the NMS on such day, or the national stock exchange on which such Class A Common Stock is listed on such day, if the Class A Common Stock is listed on such an exchange, or, if the Class A Common


                                        5.

Stock is neither traded in the over-the-counter market or listed on the NMS or a national stock exchange, (iii) a price determined in good faith by an independent committee of the board of directors, based on such factors as it believes, in its business judgement, indicate the value of the Class A Common Stock, including but not limited to, the price at which shares of Class A Common Stock have recently been issued, changes in the financial condition and circumstances of the company since such issuances and the ability of the Company to raise additional capital.

                           (i) Irrespective of any adjustments pursuant to this
Section 4 to the Option Price or to the number of shares or other securities or other property obtainable upon the exercise of this Option, this option need not be cancelled and reissued to reflect such adjustments, but may continue to express as the option Price and as the number of shares obtainable upon exercise the same price and number of shares as are stated herein.

                           (j) Until the exercise or expiration of this Option,
the Company will provide the Optionholder with each and every report or other communication mailed, telecopied or otherwise delivered to the stockholders of the Company.

                  5. For the purposes of this option, the term "Class A Common Stock" shall include any class of stock resulting from successive changes or reclassifications of such Class A Common Stock consisting solely of changes from no par value to par value, or changes in par value, or from par value to no par value. If at any time as a result of an adjustment made pursuant to Section 4, the securities or other property obtainable upon the exercise of this Option shall include shares or other securities of the Company other than common stock or securities of another corporation or other property, thereafter the number of such other shares or other securities or property so obtainable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Class A Common Stock contained in Section 4 and all other provisions of this Option with respect to the Class A Common Stock shall apply on like terms to any such other shares or other securities or property. Subject to the foregoing, and unless the context requires otherwise, all references herein to Class A Common Stock shall, in the event of an adjustment pursuant to Section 4, be deemed to refer also to any other securities or property then obtainable as a result of such adjustments.


                                       6.

                  6. The Company covenants and agrees that:

                           (a) During the Exercise Period, the Company shall at
all times reserve and keep available, free from preemptive rights out of the aggregate of its authorized but unissued Class A Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Class A Common Stock upon the exercise of this Option, the number of shares of Class A Common Stock deliverable upon the exercise of this Option, and the Company shall have analogous obligations with respect to any other securities or properties issuable upon the exercise of this option. If at any time the number of shares of authorized Class A Common Stock shall not be sufficient to effect the exercise of this Option, the Company will take such corporate action as may be necessary to increase its authorized but unissued Class A Common Stock to such number of shares as shall be sufficient for such purpose and the Company shall have analogous obligations with respect to any other securities or properties issuable upon the exercise of this Option.

                           (b) All Class A Common Stock and other equity
securities which may be issued upon the exercise of the rights represented by this option will upon issuance be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

                           (c) All original issue taxes payable in respect of
the issuance of shares upon the exercise of the rights represented by this option shall be borne by the Company; but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the transfer of any Option.

                  7. Until exercised, this option shall not entitle the Optionholder to any voting rights or other rights as a stockholder of the Company.

                  8. This Option and the Class A Common Stock issuable upon the exercise hereof may not be sold, transferred, pledged or hypothecated unless the Company shall have been supplied with evidence reasonably satisfactory to it that such transfer is not in violation of the Securities Act of 1933, as amended (the "Securities Act").

                           If this Option is transferred, in whole or in part,
upon surrender of this option to the Company, the Company shall deliver to each transferee an option evidencing the rights of such transferee to purchase the number of shares of Class A Common Stock which such transferee is entitled to purchase pursuant to such transfer.

                  9. Incidental Registration. The Company agrees that if at any time it proposes to register any of the Class A Common


                                       7.

Stock in an underwritten public offering under the Securities Act, on any form of registration statement then available for the registration under the Securities Act of the Class A Common Stock and which is appropriate for the inclusion therein of shares of Class A Common Stock then owned by Hunt-Wesson as herein contemplated, it will give written notice to Hunt-Wesson of its intention to do so and upon the written request of Hunt-Wesson, the Company will use its best efforts to cause to be registered under the Securities Act and registered or qualified under any State securities law the number of shares of Class A Common Stock acquired or to be acquired by Hunt-Wesson pursuant to exercise of this Option (collectively, the "Hunt-Wesson Shares") ; provided, however, that the obligation to give such notice and to use such best efforts shall not apply to any proposal of the Company to register any of its securities under the Securities Act (i) on Form S-4 or Form S-8 (or any successor forms), (ii) in connection with dividend reinvestment plans, or (iii) for the purpose of offering such securities to another business entity or the shareholders of such entity in connection with the acquisition of assets or shares of capital stock, respectively, of such entity. Notwithstanding the foregoing, if, at any time after giving written notice of its intention to register any Class A Common Stock but prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine f or any reason not to register any Class A Common Stock at that time, the Company may, at its election, give written notice of such determination to Hunt-Wesson and, thereupon, shall be relieved of its obligation to register any Hunt-Wesson Shares in such registration statement at that time. If the managing underwriter or underwriters of the public offering advise the Company in writing that in its or their opinion the number of securities requested to be included in such registration would have a material adverse effect on such offering (including, without limitation, a material decrease in the price at which such securities can be sold), then the amount of the Hunt-Wesson Shares to be included in the offering shall be reduced as follows: (i) shares to be sold by the Company ("New Shares") shall have priority over all shares to be offered by stockholders or other holders of options, warrants and Class B Common Stock issued by the Company, including Hunt-Wesson, and (ii) if shares (collectively, the "Additional Shares") in excess of the New Shares can, in the good faith judgment of such managing underwriter or underwriters, successfully be marketed in such offering, the Additional Shares (including the Hunt-Wesson Shares) to be included in the offering shall be reduced on a pro rata basis according to the number of securities proposed to be registered by such persons (without affecting the number of New Shares included in the offering) to such number as is acceptable to such managing underwriter(s).


                                       8.

                  Hunt-Wesson shall in its request describe briefly the manner of any proposed transfer of the Hunt-Wesson Shares.

                  In the case of registration of the Hunt-Wesson Shares effected by the Company pursuant to this Section 9, the Company will keep Hunt-Wesson advised in writing as to the initiation and completion thereof, and shall provide Hunt-Wesson with the opportunity to review and comment upon the accuracy, truthfulness and completeness of information contained in or omitted from the registration statement and any amendments thereto; provided, however, that Hunt-Wesson shall pay for all expenses and fees of its counsel incurred in connection with such review and comment by it. At its expense, the Company also shall:

                           (a) Keep such registration effective until
Hunt-Wesson has completed the distribution described in the registration statement relating thereto, or for a period of 90 days from the effective date of such registration statement, whichever occurs first;

                           (b) Furnish such number of prospectuses and other
documents incident thereto as Hunt-Wesson from time to time reasonably may request;

                           (c) Enter into a written underwriting agreement in
form and substance reasonably satisfactory to the Company and the underwriter of the public offering;

                           (d) Register or qualify the securities covered by
such registration statement under state securities or blue sky laws of such jurisdictions as Hunt-Wesson and the underwriters may reasonably request, except in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction;

                           (e) Notify Hunt-Wesson, promptly after it shall
receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (f) Notify counsel for Hunt-Wesson promptly of any
request by the Securities and Exchange Commission for the amending or supplementing of such registration statement or prospectus or for additional information;
                           (g) Advise Hunt-Wesson promptly after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the Securities and Exchange Commission suspending the effectiveness of such registration statement or




                                        9.

the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                           (h) For a period of three (3) years after the
effective date of a public offering of the Class A Common Stock, use its reasonable efforts to file the reports required to be filed by it under the Securities Exchange Act of 1934 and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and use its reasonable efforts to take such further action as required from time to time to enable Hunt-Wesson to sell the Hunt-Wesson Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

                  10. Indemnification. In connection with any registration, qualification, notification, or exemption of securities under Section 9, the Company hereby agrees to indemnify Hunt-Wesson, and each underwriter thereof, against all losses, expenses (including reasonable attorneys' fees), claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished to the Company by Hunt-Wesson or, as the case may be, any such underwriter expressly, for use therein, and Hunt-Wesson hereby agrees to indemnify the Company and each officer, director and controlling person of the Company against all losses, expenses (including reasonable attorneys' fees), claims, damages and liabilities caused by any untrue, or alleged untrue, statement or omission, or alleged omission, based upon information furnished in writing to the Company by Hunt-Wesson for any such use. Hunt-Wesson's indemnification of such parties for attorneys' fees pursuant to this Section shall be limited to attorneys' fees incurred on behalf of the Company or, in lieu thereof, if the Company so elects, Hunt-Wesson shall indemnify any other one such party for attorneys' fees incurred on behalf of such party.

                           Promptly upon receipt by a party indemnified under
this Section 10 of notice of the commencement of any action against such indemnified party in respect of which indemnity



                                       10.

or reimbursement may be sought against any indemnifying party under this Section , such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure to so notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Section 10. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless the indemnifying party either agrees to pay the same or fails to assume the defense of such action with counsel satisfactory to the indemnified party. No indemnifying party shall be liable for any settlement entered into without its consent.

                  11. If this Option is lost, stolen, mutilated or destroyed, the Company shall, on such terms as the Company may reasonably impose, including a requirement that the optionholder obtain a bond, issue a new option of like denomination, tenor and date. Any such new Option shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed option shall be at any time enforceable by anyone.

                  12. Any Option issued pursuant to the provisions of Section 11, or upon transfer, exchange, division or partial exercise of this Option or combination thereof with another option or Options shall set forth each provision set forth in Sections 1 through 16, inclusive, of this option as each such provision is set forth herein, and shall be duly executed on behalf of the Company by an executive officer.

                  13. Upon surrender of this Option for transfer or exchange or upon the exercise hereof, this Option shall be cancelled by the Company, and shall not be reissued by the Company and, except as provided in Section 1 in case of a partial exercise or Section 2 in case of an exchange or Section 8 in case of a transfer, no option shall be issued in lieu hereof. Any new Option certificate shall be issued promptly but no later than 15 days after receipt of the old Option certificate; provided, however, that the obligation of the Company to transfer this option or issue the shares of Class A Common Stock upon the exercise of this option shall be subject to the compliance with Section 8.


                                       11.

                  14. This Option shall inure to the benefit of and be binding upon the Optionholder, the Company and their respective successors and assigns.

                  15. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail to the Company or Optionholder, at the address of such party as set forth on the first page of this Option, or at such other address of which the Company or Optionholder has been advised by the notice hereunder.

                  16. The validity, interpretation and performance of this Option and of the terms and provisions hereof shall be governed by the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the Company has caused this Option to be duly executed as of the date above first written.

                                                     LIPOGENICS, INC.



                                                     By /s/Ronald H. Lane
                                                        -----------------------
                                                        Ronald H. Lane, Ph.D.
                                                        President




                                       12.